U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 10, 2007
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Pier 1, Bay 1, San Francisco, California 94111 (Address of principal executive offices) (Zip code)

415-394-9000 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On January 10, 2007, Thomas S. Olinger accepted our offer to become our chief financial officer effective March 1, 2007. Michael A. Coke will resign as our chief financial officer once Mr. Olinger joins us on March 1, 2007 and after he signs our year-end financial statements and reports. Mr. Olinger’s employment with us will be at-will and may be terminated with or without cause and with or without notice by us or him. His base salary will be $325,000 a year. Mr. Olinger will be eligible to participate in our discretionary annual performance incentive program under which his bonus will be determined based on corporate and individual performance for the prior calendar year. His bonus opportunity range will be from 0% to 150% of his base salary, with a target performance level of 75%. For 2007, his bonus will be prorated based on his period of employment. As part of his employment, we will also award Mr. Olinger 10,000 shares of our restricted common stock, which will vest over a five-year period. Mr. Olinger will also be eligible to receive grants of stock options and restricted common stock under our stock incentive plan. The anticipated value of his 2007 annual long-term incentive award at target level will be $350,000, which will be prorated based on his period of employment and will be awarded based on corporate and individual performance. In addition, Mr. Olinger will be eligible to participate in our benefit programs, which include our 401(k) savings and retirement plan, our nonqualified deferred compensation plan, and medical, dental, vision, life and disability insurance programs. Also, Mr. Olinger will be entitled to four weeks of vacation per year.
From 2002 to the present, Mr. Olinger, age 40, was the vice president and corporate controller of Oracle Corporation, a software and technology company, where he was responsible for global accounting, external reporting, technical accounting, global revenue recognition, Sarbanes-Oxley compliance and finance merger and acquisition integration, among other duties. Prior to his employment with Oracle, Mr. Olinger was a partner at Arthur Andersen LLP. At Arthur Andersen, Mr. Olinger served on our account from 1997 to 2001 and was the lead audit partner from 1999 through 2001. He also worked with a number of other real estate investment trusts in Arthur Andersen’s real estate practice group as well as technology companies in Arthur Andersen’s software practice group. Mr. Olinger graduated in 1988 from Indiana University with a B.S. degree in finance with distinction.
When Mr. Olinger joins us in March, we expect to enter into a change of control and noncompetition agreement with him pursuant to which we will provide certain benefits and make severance payments upon termination of his employment under certain circumstances, including his death, disability or a change of control of us. At that time, we also expect to enter into an indemnification agreement with him pursuant to which we will indemnify him for certain actions he takes in his capacity as our chief financial officer. We expect that the change of control, noncompetition and indemnification agreements with Mr. Olinger will follow our standard form change of control, noncompetition and indemnification agreements that we have entered into with our executive officers as described in our proxy statement.
Forward Looking Statements
Some of the information included in this report contains forward-looking statements, such as those related to Mr. Olinger’s commencement of employment with us, the terms of Mr. Olinger’s employment with us, his future job responsibilities and performance and our expectations of entering into indemnification and change of control agreements with Mr. Olinger, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, re-financing risks, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in general economic conditions or in the real estate sector, changes in real estate and zoning laws, a downturn in the U.S., California or global economy, risks related to doing business internationally, losses in excess of our insurance coverage, unknown liabilities acquired in connection with acquired properties or otherwise and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2005 and in our quarterly report on Form 10-Q for the quarter ended June 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: January 10, 2007	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary